UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 10/19/2007

API NANOTRONICS CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 000-29429

Delaware	98-0200798
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

505 University Avenue, Suite 1400, Toronto, Ontario, Canada	M5G 1X3
(Address of principal executive offices)	(zip code)

(416) 593-6543

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Approval of the API Nanotronics Corp. 2006 Equity Incentive Plan

On October 19, 2007, at the 2007 Annual Meeting of Stockholders of API Nanotronics Corp. (the “Company”), the Company’s stockholders approved the API Nanotronics Corp. 2006 Equity Incentive Plan (the “Incentive Plan”). The Incentive Plan was entered into in connection with the Company’s business combination with API Electronics Group Corp. The Incentive Plan had previously been adopted by the board of directors of the Company on October 26, 2006 subject to approval of the stockholders of the Corporation.

The Incentive Plan is administered by the Compensation Committee. The aggregate maximum number of shares of the Company’s common stock that may be granted under the Incentive Plan is 15 million shares, subject to adjustment in the event there is a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, or similar transaction with respect to the common stock of the Company. Presently there are options with respect to 6,650,000 shares outstanding, including 5,800,000 options that were issued in connection with the business combination with API Electronics Group Corp.

The Incentive Plan is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on September 18, 2007 in connection with the Company’s 2007 Annual Meeting of Stockholders held on October 19, 2007.

The foregoing description of the Incentive Plan does not purport to be completed and is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.03. Amendment to Article of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2007, at the 2007 Annual Meeting of Stockholders of the Company, the stockholders of the Company approved an amendment to the certificate of incorporation of the Company increasing the number of authorized shares of common stock, par value $0.001, from 200 million to 1 billion shares. A copy of the amendment to the certificate of incorporation is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

3.1 Amendment to the Certificate of Incorporation of API Nanotronics Corp. (filed herewith)

10.1 API Nanotronics Corp. 2006 Equity Incentive Plan (incorporated by reference to Exhibit C to API Nanotronics Corp.’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 18, 2007)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2007	API NANOTRONICS CORP.

	By:	/s/ Phillip DeZwirek
Chairman, Chief Executive Officer and Treasurer